UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549




                                              FORM 8-K

                                           CURRENT REPORT

                             PURSUANT TO SECTION 13 OR 15(d) OF THE

                                  SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported) February 27, 2006




                                       FirstFed Financial Corp.
                                       -----------------------
                       (Exact name of registrant as specified in its charter)



      Delaware               1-9566                    95-4087449
      --------               ------                    ----------
(State of Incorporation) (Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,          90401-1490
  ------------------------------------------------           ----------
       (Address of principal executive offices)              (Zip Code)


           Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                          Total number of pages is 4
                                        Index to Exhibit is on Page 3.

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of January 31, 2006 attached as
Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

     99.1   Monthly Financial Data as of January 31, 2006 (Unconsolidated)

                                    S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FIRSTFED FINANCIAL CORP.



Dated: February 27, 2006                          By:/s/Douglas J. Goddard
                                                        ------------------
                                                        Douglas J. Goddard
                                                        Chief Financial Officer

                                               INDEX TO EXHIBITS



Item                                                            Page

99.1    Monthly Financial Information as of January 31, 2006      4


                                                           EXHIBIT 99.1

                                                First Federal Bank of California, fsb
                                                    MONTHLY REPORT OF OPERATIONS
                                                Unconsolidated Financial Highlights
                                                              Unaudited
                                                       (Dollars in thousands)

                                              As of,for the         As of, for the       As of, for the
                                              month ended           month ended          month ended
                                               January 31,          December 31,         January 31,
                                                  2006                   2005                 2005
                                                  ----                   ----                 ----
Cash and investment securities             $     335,181         $     387,209        $    279,508
Total assets                               $  10,503,047         $  10,456,949        $  7,771,179

LOANS:
Total mortgage-backed securities           $      72,693         $      74,254        $     94,834
Total loans, net                           $   9,776,557         $   9,681,133        $  7,169,421

Loans originated/purchased:
  Single family loans                      $     233,324         $     346,792        $    368,324
  Multi-family loans                              20,938                18,086              35,953
  Commercial real estate loans                     1,600                    --              10,747
  Other                                            2,052                 3,242               2,646
                                              -----------          ------------        ------------
                                           $     257,914         $     368,120        $    417,670
                                              ===========          ============        ============

Percentage of ARMs originated:                      100%                  100%                100%

Loan repayments:
  Single family loans                      $     127,938         $     194,056        $     57,973
  Multi-family and commercial real
    estate loans                                  20,904                31,741              16,387
  Other                                            7,381                 3,349              15,297
                                              -----------          ------------        ------------
                                           $     156,223         $     229,146        $     89,657
                                              ===========          ============        ============

Loans sold                                 $       1,856         $         170        $         --

Percentage of portfolio in
   adjustable rate loans                          96.14%                96.09%              91.63%
Non-performing assets
   to total assets                                 0.05%                 0.05%               0.05%

BORROWINGS:
Federal Home Loan Bank
   Advances                                $   4,122,000         $   4,155,500        $  3,231,234
Reverse
repurchase                                 $   1,163,684         $   1,163,684        $    187,000
   agreements

DEPOSITS:
Retail deposits                            $   2,588,916         $   2,600,773        $  2,502,065
Wholesale deposits                             1,868,779             1,784,281           1,344,705
                                              -----------          ------------        ------------
                                           $   4,457,695         $   4,385,054        $  3,846,770
                                              ===========          ============        ============

Net increase (decrease)                    $      72,641         $    (44,647)        $     61,875

AVERAGE INTEREST RATES:
Yield on loans                                     6.11%                 5.94%               4.66%
Yield on investments                               4.59%                 4.69%               3.66%
Yield on earning assets                            6.06%                 5.90%               4.62%
Cost of deposits                                   3.19%                 3.04%               1.80%
Cost of borrowings                                 4.19%                 4.12%               2.64%
Cost of money                                      3.74%                 3.62%               2.19%
Earnings spread                                    2.32%                 2.28%               2.43%
Effective net spread (FirstFed Consolidated)       2.42%                 2.38%               2.51%